UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 4, 2007

SPACEDEV, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-289477	84-1374613
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

13855 Stowe Drive, Poway, California  92064
(Address of Principal Executive Offices)

(858) 375-2000
(Registrant's Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01   Entry into a Material Definitive Agreement.
Item 3.02   Unregistered Sales of Equity Securities.

On December 4, 2007, we entered into a Stock Purchase Agreement and a Stockholder Agreement with Loeb Partners Corporation (“Loeb”).  On the same day, pursuant to the Stock Purchase Agreement, we issued and sold 3,750,000 shares of SpaceDev common stock, US$0.0001 par value (hereinafter “Common Stock”), in a private transaction to Loeb for $2,812,500 in cash, or US $0.75 per share.

The issuance and sale of Common Stock was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Regulation D promulgated under the Securities Act.

The Common Stock is restricted and cannot be sold without an effective registration statement or an exemption from registration under the Securities Act, including Rule 144 of the Securities Act.  In addition, pursuant to the Stockholder Agreement, Loeb has agreed not to sell the Common Stock for one year.  We have also provided Loeb with the right, after one year, to demand that we file a registration statement with the Securities and Exchange Commission to cover resales of the Common Stock from time to time by Loeb.  In addition, subject to existing rights of other SpaceDev stockholders, we provided Loeb with rights to participate in our future equity financings.

Pursuant to the Stockholder Agreement, for one year, Loeb has agreed to vote the Common Stock in favor of nominees recommended by our Board of Directors and after one year, Loeb has agreed to continue to vote the Common Stock in favor of current members of the Board of Directors.  Loeb has agreed to standard standstill provisions, except that it may acquire up to 14.99% of our common stock.

The Stockholder Agreement expires on the earlier of:  (1) ten years; (2) a change of control of SpaceDev; or, (3) when Loeb owns less than 4.99% of our outstanding common stock.

We intend to use the net proceeds from the sale of Common Stock for general working capital purposes.

The foregoing description of the Stock Purchase Agreement and the Stockholder Agreement is not intended to be complete and is qualified in its entirety by the complete text of those agreements attached as exhibits to this Current Report on Form 8-K.

Section 9.01. Financial Statement and Exhibits.

 (d)           Exhibits.

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit                                Description

99.1	Stock Purchase Agreement, entered into as of December 4, 2007, by and between SpaceDev, Inc. and Loeb Partners Corporation.

99.2	Stockholder Agreement, entered into as of December 4, 2007, by and between SpaceDev, Inc. and Loeb Partners Corporation.
__________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SpaceDev, Inc.
(Registrant)

Date	December 07, 2007	By	/s/ Richard B. Slansky
Richard B. Slansky
President and Chief Financial Officer